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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   FORM 8-K/A

                                ---------------

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 MARCH 8, 2002
                       COMMISSION FILE NUMBER: 000-29785

                            ------------------------

                     AMERICAN ORIENTAL BIOENGINEERING, INC.
             (Exact name of registrant as specified in its charter)

                   NEVADA                                       84-0605867
       (State or other jurisdiction of                       (I.R.S. Employer
       incorporation or organization)                       Identification No.)

                         12835 East Arapahoe Road #600,
                       Greenwood Village, Colorado 80112
                    (Address of principal executive offices)

                                 (303) 779-1900
                (Issuer's telephone number, including area code)

                        INTERNET GOLF ASSOCIATION, INC.
              (Former name, former address and former fiscal year,
                         if changed since last report)

                                EXPLANATORY NOTE

    On January 10, 2002, American Oriental Bioengineering, Inc., formerly, Internet Golf Association, Inc. (the "Company"), a corporation organized under the laws of the state of Nevada, filed a Current Report on Form 8-K reporting the acquisition (the "Acquisition") by the Company of all of the equity interest of Harbin Three Happiness Bioengineering Co., Ltd. ("Harbin Bioengineering"), a People's Republic of China company. This Amendment No. 1 to the Company's Current Report on Form 8-K is filed in order to clarify the effective date of the Acquisition and to file financial statements and pro forma financial information in connection with the Acquisition.

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

    (a) On December 18, 2001, the Company and Harbin Bioengineering entered into an agreement whereby the Company will acquire 100% of the equity interest of Harbin Bioengineering. In connection with the Acquisition, on December 21, 2001, the Company filed an Information Statement on Schedule 14C. The Company intends to file as soon as possible a Revised Information Statement as Amendment No. 1 to Schedule 14C once the parties to the Acquisition have determined the specific structure of the Acquisition.

    The effective date of the Acquisition will not occur prior to the expiration of the statutory waiting period which will occur 20 days after the filing of the Revised Information Statement as Amendment No. 1 to Schedule 14C.

    The Acquisition will be treated as a purchase for accounting purposes, with Harbin Bioengineering becoming a wholly-owned subsidiary of the Company on closing. The Company will exchange 8,538,943 for that number of shares of Harbin Bioengineering that constitutes 100% of the equity interest of Harbin Bioengineering.

    The principal terms of the Acquisition plan are the following:

    1. The Company will acquire all of the equity interest in Harbin Bioengineering through a tax free share exchange of 8,538,943 shares of newly issued restricted common stock of the Company. At the closing, there will be 10,000,017 post-acquisition shares of the Company's common stock outstanding.

    2. The Company, as a condition of the Acquisition, has converted the existing outstanding debt held by Zenith Petroleum Corporation into 439,000 shares of its common stock.

    3. The Company converted all existing debt held by Triton Equities Fund into 100,000 shares of its common stock.

    4. The Company has issued 160,000 shares of restricted common stock to Mid-Continental Securities Corp. for its services in arranging the Acquisition.

    5. The Company has paid the legal fees for certain documentation related to the Acquisition by issuing 39,000 shares in satisfaction of these fees.

    6. The Company engaged under a three year contract the former president of the Company, Patricia Johnston, to facilitate the operations of the Company after the Acquisition. Mrs. Johnston received 100,000 shares of stock in consideration for the entire three year consultancy term.

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    7. The name of the Company was changed from Internet Golf
       Association, Inc. to American Oriental Bioengineering, Inc.

    8. Shujun Liu has been appointed the Chairman of the Board of Directors and President of the Company. Lily Li has been appointed Director and Treasurer of the Company.

    9. Upon effectiveness of the Acquisition, there will be 10,000,017 outstanding shares of the Company's common stock.

    (b) To the knowledge of the management of the Company and based upon a review of the stock ledger maintained by the Company's transfer agent and registrar, the following table sets forth the beneficial ownership of persons who will own more than five percent of the Company's common stock and the share holdings of the new members of management following the closing of the
Acquisition:

NAME                                                     POSITION HELD      SHARES OWNED         %
----                                                   ------------------   ------------      --------
Shujun Liu...........................................  President/Director    4,900,319         49.00
Jun Min..............................................  Stockholder           1,206,228         12.06
Yanchun Li...........................................  Stockholder           1,055,450         10.55
Zenith Petroleum.....................................  Stockholder             856,768(1)       8.57

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(1) This includes the 100,000 shares issued to Patricia Johnston, who is the
    President of Zenith Petroleum.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     (a) See Item 1.

The consideration to be exchanged by the Company in the Acquisition was negotiated at "arms length," and the directors and executive officers of the Company used criteria used in similar uncompleted proposals involving the Company in the past, including the relative value of the assets of the Company in comparison to those of Harbin Bioengineering; Harbin Bioengineering's present and past business operations; the future potential of Harbin Bioengineering; its management; and the potential benefit to the stockholders of the Company. The directors of the Company determined that the consideration for the exchange was reasonable, under these circumstances.

No director, executive officer or five percent or more stockholder of the Company had any direct or indirect interest in Harbin Bioengineering or the Harbin Bioengineering stockholders prior to the completion of the Acquisition.

     (b) Harbin Bioengineering is in the business of producing bioengineered dietary supplements and other products. The Company intends to continue the business operations conducted by Harbin Bioengineering.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS.

    All of the directors and officers of the Company prior to the Acquisition have resigned or will resign prior to effectiveness of the Acquisition.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. The financial statements required by Rule 3-05(b) of Regulation S-X for Harbin Bioengineering are filed herein.

     (b) PROFORMA FINANCIAL INFORMATION. The pro forma financial information in connection with the Acquisition required by Article 11 of Regulation S-K is filed herein.

     (c) Exhibits

     Exhibit 17 - Letter on Director Resignation


                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 8, 2002

AMERICAN ORIENTAL BIOENGINEERING, INC.

/s/ Shujun Liu
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Shujun Liu
President & Director

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